UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Equity Offering

On November 17, 2020, Norwegian Cruise Line Holdings Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and Barclays Capital Inc. and J.P. Morgan Securities LLC, as underwriters (collectively, the “Underwriters”), in connection with the Company’s previously announced underwritten public offering of 40,000,000 ordinary shares (the “Equity Offering”). The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company and the Underwriters, as well as termination and other customary provisions.

The Equity Offering was made pursuant to a prospectus supplement, dated November 17, 2020, and filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2020, and the base prospectus, dated November 17, 2020, filed as part of the Company’s automatic shelf registration statement (File No. 333-250144) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on November 17, 2020.

The Equity Offering closed on November 20, 2020. The Company expects to use the net proceeds from the Equity Offering for general corporate purposes.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Press Release

On November 17, 2020, the Company issued two press releases announcing (i) the commencement of the Equity Offering and (ii) the pricing of the Equity Offering at a price to the public of $20.80 per share. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

On November 20, 2020, the Company issued a press release announcing the closing of the Equity Offering on November 20, 2020. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, our expectations regarding the resumption of cruise voyages and the timing for such resumption of cruise voyages, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the impact of:

•	the spread of epidemics, pandemics and viral outbreaks and specifically, the COVID-19 pandemic, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	our ability to comply with the U.S. Centers for Disease Control and Prevention (“CDC”) Framework for Conditional Sailing Order and to otherwise develop enhanced health and safety protocols to adapt to the current pandemic environment’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow;

•	coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions;

•	our ability to work with lenders and others or otherwise pursue options to defer, renegotiate or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	our potential future need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise;

•	our success in reducing operating expenses and capital expenditures and the impact of any such reductions;

•	our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	any further impairment of our trademarks, trade names or goodwill;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	fluctuations in foreign currency exchange rates;

•	overcapacity in key markets or globally;

•	our expansion into and investments in new markets;

•	our inability to obtain adequate insurance coverage;

•	pending or threatened litigation, investigations and enforcement actions;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	our inability to keep pace with developments in technology;

•	changes involving the tax and environmental regulatory regimes in which we operate; and

•	other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020, as updated by our Current Report on Form 8-K filed on July 8, 2020, and our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2020.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made.

We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 17, 2020, between Norwegian Cruise Line Holdings Ltd. and Barclays Capital Inc. and J.P. Morgan Securities LLC, as the underwriters named therein.
5.1	Opinion of Walkers (Bermuda) Limited.
23.1	Consent of Walkers (Bermuda) Limited (included in Exhibit 5.1).
99.1	Press Release of Norwegian Cruise Line Holdings Ltd., dated November 17, 2020.
99.2	Press Release of Norwegian Cruise Line Holdings Ltd., dated November 17, 2020.
99.3	Press Release of Norwegian Cruise Line Holdings Ltd., dated November 20, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Mark A Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief
Financial Officer